UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2020

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6080 Center Drive, Suite 1200, Los Angeles, California 90045

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common stock, $0.0001 par value	ENT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 17, 2020, Global Eagle Entertainment Inc. (“we” or the “Company”) held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, our stockholders voted to approve an amendment to our second amended and restated certificate of incorporation to effect, at the discretion of our Board of Directors (“Board”), a reverse stock split of our common stock at a ratio of not less than 1-for-5 and not greater than 1-for-25, with the exact ratio and effective time of the reverse stock split to be determined by the Board, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A on February 6, 2020.

The final voting results are as follows:

Votes For	Votes Against	Abstention	Broker Non-Votes
79,749,421	888,270	1,598	0

If the Board determines to effect a reverse stock split, the ratio and effective date of the reverse stock split (if any) will be reported on a separate Current Report on Form 8-K.

Item 8.01	Other Events.

On March 17, 2020, the Nasdaq Hearings Panel (the “Panel”) granted the Company a further extension through May 4, 2020 in which to regain compliance with the Nasdaq Listing Rule 5550(a)(2), which requires an issuer to maintain a minimum bid price of $1 per share (the “Rule”). If the Company does not regain compliance with the Rule by May 4, 2020, The Nasdaq Stock Market LLC (“Nasdaq”) would delist the Company’s common stock from The Nasdaq Capital Market.

As previously disclosed, on November 6, 2019, the Company received a letter from the Listing Qualifications staff (the “Staff”) of Nasdaq that, based upon the Company’s non-compliance with the Rule, the Company’s common stock would be subject to delisting from Nasdaq unless the Company timely requested a hearing before the Panel. The Company appealed Nasdaq’s determination at a hearing before the Panel, which occurred on December 5, 2019.

On December 16, 2019, the Panel granted the Company’s request for continued listing of the Company’s common stock on The Nasdaq Capital Market pursuant to an initial extension through April 15, 2020 or, in certain circumstances, through May 4, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Christian Mezger
Name: Christian Mezger
Title: Chief Financial Officer

Dated: March 18, 2020